EXHIBIT 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@NewEnergyTechnologiesInc.com

News Release

Congress Views New Energy’s SolarWindow™ for Generating Electricity on See-Through Glass and Plastics

Columbia, MD – September 30, 2014 – New Energy Technologies, Inc. (OTCQB: NENE), developer of see-through SolarWindow™ coatings capable of generating electricity on glass and flexible plastics, announced today that its SolarWindow™ electricity-generating coatings were demonstrated to Congress during National Lab Day on Capitol Hill.

On Tuesday, September 16th, 2014, SolarWindow™ Modules were demonstrated to Congress during the first-ever National Lab Day, which was cosponsored by the U.S. Department of Energy (DOE). The Company’s high-performance, large-area SolarWindow™ modules were fabricated through the efforts of New Energy’s Principal Scientist, Dr. Scott Hammond, in collaboration with DOE’s National Renewable Energy Laboratory (NREL).

New Energy’s SolarWindow™ modules were shown to Congress by NREL at the event to demonstrate a wide variety of cutting-edge photovoltaic technologies. “Demonstrating our latest, large-area and high performance SolarWindow™ modules at National Lab Day on Capitol Hill presents a wonderful opportunity to increase awareness of our SolarWindow™ technology and electricity-generating coatings to Congress and others among US governmental and scientific representatives,” explained Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc. “Additionally, this exhibition also allows us to further strengthen our productive relationship with NREL and DOE by assisting them in demonstrating the value of industry-national laboratory partnerships for the development of cutting-edge technologies.”

NREL-New Energy Development Team (from L to R): Maikel van Hest, PhD, Scientist, NREL; Scott Mauger, PhD, Scientist, NREL; Dana Olson, PhD, Scientist, NREL; and Scott Hammond, PhD, Principal Scientist, New Energy Technologies, Inc.

National Lab Day was a chance for the Department of Energy’s 17 national labs to display some of their cutting-edge scientific research and technical advancements to members of Congress. The demonstration of New Energy’s SolarWindow™ modules during this event is part of the Company’s broader effort to raise awareness of the technology features and benefits as the Company continues down the path towards commercialization.

1

SolarWindow™ is currently under development for eventual commercial deployment in the estimated 80 million detached homes in America and more than five million commercial buildings. The technology is the subject of 42 patent filings, and researchers are on track to advance SolarWindow™ towards the goal of full-scale commercial manufacturability.

To view photographs of New Energy’s latest high performance SolarWindow™ modules, click here.

About New Energy Technologies, Inc.

New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•

 SolarWindow™ technologies, which generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing. New Energy’s SolarWindow™ is the subject of 42 patent applications; and

•

 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 59 US and International patent applications. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation. Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

2

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

To receive future press releases via email, please visit: http://www.newenergytechnologiesinc.com/investor_alert.

To view the full HTML text of this release, please visit: http://www.newenergytechnologiesinc.com/NENE20140930.

For media inquiries, please contact Jerry Schranz at jschranz@beckermanpr.com, or visit our Media Relations page for additional contact information: http://www.newenergytechnologiesinc.com/media_relations.

For answers to frequently asked questions, please visit our FAQs page: http://www.newenergytechnologiesinc.com/investors/faqs.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

3